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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 16, 2001




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                      001-2979                No. 41-0449260
(State or other jurisdiction        (Commission File          (I.R.S. Employer
    of incorporation)                   Number)              Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932




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Item 5. OTHER EVENTS

        Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended September 30, 2001. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended September 30, 2001.

Item 7. EXHIBITS

        (c) Exhibits


            99 Wells Fargo & Company's financial results for the quarter ended September 30, 2001


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 16, 2001                     WELLS FARGO & COMPANY


                                            By: LES L. QUOCK
                                            ------------------------------------
                                            Les L. Quock
                                            Senior Vice President and Controller